UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 17, 2005

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-49688 (Commission File Number)	33-0961488 (I.R.S. Employer Identification No.)

1134 Senoia Road, Suite B2 Tyrone, Georgia 30290 (Address of principal executive offices) (zip code)

(770) 306-7667 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Settlement Agreement

On November 17, 2005, Speedemissions, Inc., a Florida corporation (referred to as “We” or “Speedemissions”) received a signed Settlement Agreement and General Release (the “Settlement Agreement”) by and between Speedemissions, Global Capital Funding Group, LP, a Delaware limited partnership (“GCFG”), GCA Strategic Investment Fund Limited (“GCA”), Barron Partners, LP, a Delaware limited partnership (“Barron”) (collectively, GCFG, GCA, Barron shall be referred to as the “Investors”), to resolve a dispute that arose between us and the Investors as to whether the convertibility terms of our Series B Preferred Stock altered the convertibility terms of our Series A Preferred Stock (the “Dispute”). Pursuant to the Settlement Agreement, in full settlement of the Dispute, we agreed to do the following:

(1)
issue GCFG 1,409 shares of Series A Preferred Stock (the “GCFG Stock”) with the rights and preferences outlined in the Amended Certificate of Designation of our Series A Convertible Preferred Stock (the “Amended Certificate of Designation”), and a warrant to purchase 24,000,000 shares of our common stock at an exercise price of $0.12 per share (the “GCFG Warrant”), in exchange for GCFG agreeing to convert all amounts due and owing under that certain Speedemissions, Inc. Secured Promissory Note dated December 30, 2004, in the principal amount of $1,285,000 and in the name of State Inspections of Texas, Inc. (the “GCFG Note”);

(2)
i) issue GCA 1,224 shares of Series A Preferred Stock (the “GCA Stock”) with the rights and preferences outlined in the Amended Certificate of Designation, ii) issue GCA a warrant to purchase 16,000,000 shares of our common stock with an exercise price of $0.12 per share (the “GCA Warrant”); and iii) amend the terms of that certain warrant to purchase 2,500,000 shares of our common stock dated January 26, 2005, to change the exercise price from $0.24 per share to $0.12 per share, in exchange for GCA agreeing to the amended rights and preferences of the Series A Preferred Stock as set forth in the Amended Certificate of Designation, and to convert all amounts due and owing under the $350,000 principal amount promissory note dated January 26, 2005 (the “$350,000 Note”), the $300,000 principal amount promissory note dated August 2, 2001 (the “$300,000 Note”) and the $110,000 principal amount promissory note dated August 7, 2004 (the “$110,000 Note”);

(3)
issue Barron a warrant to purchase 40,000,000 shares of our common stock with an exercise price of $0.12 per share (the “Barron Warrant”), in exchange for Barron agreeing to the issuance of the GCA Stock, the GCA Warrant, the GCFG Stock and the GCFG Warrant, and to the amended rights and preferences of the Series A Preferred Stock as set forth in the Amended Certificate of Designation;

(4)
Speedemissions, GCFG, GCA, and Barron agreed to release each other of all claims, agreements, contracts, covenants, representations, obligations, losses, liabilities, demands and causes of action which it may now or hereafter have or claim to have against each other, as a result of the Dispute.

Amendment to Barron Purchase Warrant “A” and Barron Purchase Warrant “B”

On June 30, 2005, we entered into a Preferred Stock Purchase Agreement (the “Barron Agreement”) with Barron pursuant to which Barron purchased $6,420,000 worth of our Series B Convertible Preferred Stock, along with warrants to purchase 25,000,000 shares of our common stock at $0.24 per share, and warrants to purchase 18,900,000 shares of our common stock at $0.48 per share. On August 4, 2005, we entered into an Amendment to Stock Purchase Agreement (the “Barron Amendment”) which modified the Barron Agreement to, among other things, increase the warrants to 26,214,953 shares at $0.24 per share (“Restated Common Stock Purchase Warrant “A”) and 19,659,346 shares at $0.48 per share (“Restated Common Stock Purchase Warrant “B”), respectively.

On November 17, 2005, in connection with the above-referenced Settlement Agreement, we received a signed Amendment No. 1 to Restated Common Stock Purchase Warrant “A”dated effective as of October 14, 2005, by and between Speedemissions and Barron (“Barron Warrant “A” Amendment”), wherein we modified the Restated Common Stock Purchase Warrant “A” by reducing the exercise price from $0.24 per share to $0.12 per share.

On November 17, 2005, in connection with the above-referenced Settlement Agreement, we received a signed Amendment No. 1 to Restated Common Stock Purchase Warrant “B” dated effective as of October 14, 2005, by and between Speedemissions and Barron (“Barron Warrant “B” Amendment”), wherein we modified the Restated Common Stock Purchase Warrant “B” by reducing the exercise price from $0.48 per share to $0.12 per share.

Amendments to GCA Common Stock Purchase Warrants

On November 17, 2005, in connection with the above-referenced Settlement Agreement, we received a signed Amendment No. 1 to Common Stock Purchase Warrant dated effective as of October 14, 2005, by and between Speedemissions and GCA (“GCA 2.5 Million Warrant Amendment”), wherein we reduced the exercise price from $1.25 per share to $0.12 per share.

On November 17, 2005, in connection with the above-referenced settlement, we received a signed Amendment No. 1 to Common Stock Purchase Warrant dated effective as of October 14, 2005, by and between Speedemissions and GCA (“GCA 100K Warrant Amendment”), wherein we reduced the exercise price from $0.357 per share to $0.12 per share.

GCFG Exchange Agreement and Registration Rights Agreement

On November 17, 2005, in connection with the above-referenced Settlement Agreement, we received a signed Exchange Agreement with GCFG dated effective as of October 14, 2005, by and between Speedemissions and GCFG (the “GCFG Exchange Agreement”), whereby we will exchange the GCFG Stock and the GCFG Warrant for the GCFG Note.

On November 17, 2005, in connection with the above-referenced GCFG Exchange Agreement, we received a signed Registration Rights Agreement with GCFG dated effective as of October 14, 2005, by and between Speedemissions and GCFG, whereby we agreed to register the resale of the number of shares of common stock which would be issuable to GCFG upon the conversion of the GCFG Stock and/or exercise of the GCFG Warrant.

GCA Exchange Agreement and Registration Rights Agreement

On November 17, 2005, in connection with the above-referenced Settlement Agreement, we received a signed Exchange Agreement with GCA dated effective as of October 14, 2005, by and between Speedemissions and GCA (the “GCA Exchange Agreement”), whereby we will exchange the GCA Stock and the GCA Warrant for the following debt and rights held by GCA: (i) the $300,000 Note; (ii) the $110,000 Note; (iii) the $350,000 Note and (iv) $302,847.53 in cumulative dividends due and owing under the existing 2,500 shares of the Company’s Series A Convertible Preferred Stock.

On November 17, 2005, in connection with the above-referenced GCA Exchange Agreement, we received a signed Registration Rights Agreement with GCA dated effective as of October 14, 2005, by and between Speedemissions and GCA, whereby we agreed to register the resale of the number of shares of common stock which would be issuable to GCA upon the conversion of the GCA Stock and/or exercise of the GCA Warrant.

Item 3.02 Unregistered Sales of Equity Securities.

On November 17, 2005, 2005, in conjunction with the above-referenced Settlement Agreement, we issued warrants to acquire 40,000,000 shares of our common stock at $0.12 per share, to Barron, as consideration under the Settlement Agreement, in settlement of the Dispute. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder is accredited.

On November 17, 2005, 2005, in conjunction with the above-referenced Settlement Agreement, we issued warrants to acquire 24,000,000 shares of our common stock at $0.12 per share, to GCFG, as consideration under the Settlement Agreement, in settlement of the Dispute. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder is accredited.

On November 17, 2005, 2005, in conjunction with the above-referenced Settlement Agreement, we issued warrants to acquire 16,000,000 shares of our common stock at $0.12 per share, to GCA, as consideration under the Settlement Agreement, in settlement of the Dispute. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder is accredited.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2005, in conjunction with the above-referenced Settlement Agreement, we agreed to amend our Articles of Incorporation by modifying the Certificate of Designation of our Series A Convertible Preferred Stock to increase the number of authorized shares of Series A Convertible Preferred Stock from 3,500 shares to 6,000 shares.

EXHIBITS

4.1	First Amendment to Certificate of Designation for Series A Convertible Preferred Stock

10.1	Settlement Agreement and General Release dated effective as of October 14, 2005

10.2	Amendment No. 1 to Restated Common Stock Purchase Warrant “A” issued to Barron Partners

10.3	Amendment No. 1 to Restated Common Stock Purchase Warrant “B” issued to Barron Partners

10.4	Common Stock Purchase Warrant issued to Barron Partners effective as of October 14, 2005

10.5	Amendment No. 1 to Common Stock Purchase Warrant issued to GCA Strategic Investment Fund Limited, effective as of October 14, 2005

10.6	Amendment No. 1 to Common Stock Purchase Warrant issued to GCA Strategic Investment Fund Limited, effective as of October 14, 2005

10.7	Common Stock Purchase Warrant issued to Global Capital Funding Group, LP effective as of October 14, 2005

10.8	Common Stock Purchase Warrant issued to GCA Strategic Investment Fund Limited effective as of October 14, 2005

10.9	Exchange Agreement with Global Capital Funding Group, LP dated effective as of October 14, 2005

10.10	Registration Rights Agreement with Global Capital Funding Group, LP dated effective as of October 14, 2005

10.11	Exchange Agreement with GCA Strategic Investment Fund Limited dated effective as of October 14, 2005

10.12	Registration Rights Agreement with GCA Strategic Investment Fund Limited dated effective as of October 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedemissions, Inc., a Florida corporation

Dated: November 21, 2005	By:	/s/ Richard A. Parlontieri
By: Richard A. Parlontieri
Its: President